UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2006
EQUITY OFFICE PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-13115 (Commission File Number)	36-4151656 (IRS Employer Identification No.)

Two North Riverside Plaza, Suite 2100, Chicago, Illinois (Address of principal executive offices)	60606 (Zip Code)
Registrant’s telephone number, including area code (312) 466-3300
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Statement regarding Computation of Ratios
Consent of Independent Registered Public Accounting Firm
Selected Financial Data
Item 8.01. Other Events.
     Equity Office Properties Trust (“Equity Office”) is re-issuing in an updated format its historical financial statements in connection with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“FAS 144”). During the nine months ended September 30, 2006, Equity Office sold properties and held properties for sale and in compliance with FAS 144 has reported revenue, expenses and net gains from the sale of these properties as discontinued operations for each period presented (including the comparable periods of the prior year). Under SEC requirements, the same reclassification as discontinued operations required by FAS 144 following the sale of a property or a property designated as held for sale is required for previously issued annual financial statements for each of the three years shown in Equity Office’s last annual report on Form 10-K, if those financials are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date of the sale. This reclassification has no effect on Equity Office’s reported net income available to common shareholders or funds from operations.
     This Report on Form 8-K updates Items 6, 7 and 8 of Equity Office’s 2005 Form 10-K to reflect the properties sold during the nine months ended September 30, 2006 and the properties held for sale as of September 30, 2006 as discontinued operations.
      In addition, in August 2006, we initiated a significant reorganization, moving from a regional to a functional structure and further centralizing operations with respect to property management, leasing and asset management. In conjunction with this realignment, effective the third quarter 2006, we reclassified property operating general and administrative expense (which consisted of certain corporate and regional general and administrative expenses) previously included in property operating expense on the consolidated statements of operations to general and administrative expense. This Report on Form 8-K updates Items 6, 7 and 8 of Equity Office’s 2005 Form 10-K to reflect this change. All other items of the Form 10-K remain unchanged. No attempt has been made to update matters in the Form 10-K except to the extent expressly provided above.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
     The exhibits required by this item are set forth on the Exhibit Index attached hereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY OFFICE PROPERTIES TRUST

Date: December 7, 2006	By:	/s/ Marsha C. Williams

Marsha C. Williams
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX
Attached as exhibits to this form are the documents listed below:

Exhibit	Document
12.1	Statement regarding Computation of Ratios

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Selected Financial Data
Management’s Discussion and Analysis of Financial Condition and Results of Operations Financial Statements
Schedule III

4